Exhibit 99.1

The premier capital provider to the hospitality industry TM	NEWS RELEASE

Contact:	David Kimichik	Tripp Sullivan
	Chief Financial Officer	Corporate Communications, Inc.
	(972) 490-9600	(615) 324-7318
ASHFORD HOSPITALITY TRUST REPORTS THIRD QUARTER RESULTS
DALLAS — (November 3, 2010) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the third quarter ended September 30, 2010. The proforma performance measurements for Occupancy, Average Daily Rate (ADR), revenue per available room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) include the Company’s 100 hotels owned and included in continuing operations as of September 30, 2010. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2010, with the third quarter ended September 30, 2009 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS AND LIQUIDITY
•	RevPAR increased 6.1% for the quarter for the hotels not under renovation
•	Operating profit margin increased 192 basis points for the hotels not under renovation
•	Net income attributable to common shareholders was $36.3 million, or $0.73 per diluted share, compared with net loss attributable to common shareholders of $33.6 million, or ($0.52) per diluted share, in the prior-year quarter
•	Adjusted funds from operations (AFFO) was $0.33 per diluted share
•	Net debt to gross assets ratio improved to 54.9% compared with 57.8% a year ago
•	Fixed charge coverage ratio was 1.83x under the senior credit facility covenant versus a required minimum of 1.25x
CAPITAL ALLOCATION
•	Capex invested in the quarter was $13.0 million and $46.5 million year to date
CAPITAL STRUCTURE
On July 9, 2010, the Company restructured its $52.5 million loan with Capmark Bank secured by the JW Marriott San Francisco. The modification provided a full extension of the loan maturity to March 2013 without tests and maintained the interest rate at 3.75% over LIBOR, subject to a LIBOR floor of 2.5%, in exchange for a reduction in the loan balance of $5.0 million. The loan had been set to mature in March 2011 and had two one-year extension options.
On September 1, 2010, the Company sold the Hilton Suites in Auburn Hills, Michigan for $5.1 million, and on September 10, 2010, the Company transferred the Westin O’Hare in Rosemont, Illinois to the special servicer via a consensual deed in lieu of foreclosure, which resulted in a gain of $56.2 million in the third quarter and offset a previous impairment taken on the asset in 2009 to the level of non-recourse debt on the property.
On September 3, 2010, the Company entered into an “at-the-market” (ATM) program with JMP Securities to sell from time to time up to $50 million in common stock. No shares were sold during the third quarter pursuant to this program. Proceeds from the ATM program are expected to be used for
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14185 Dallas Parkway, Suite 1100, Dallas, TX 75254	Phone: (972) 490-9600

AHT Announces Third Quarter Results

November 3, 2010
general corporate purposes or to reduce outstanding borrowings on the Company’s senior credit facility.
On September 22, 2010, the Company issued and sold 3,300,000 shares of its 8.45% Series D Cumulative Preferred Stock (liquidation preference $25.00 per share) for a gross price of $23.178 per share. The proceeds from the offering, along with available cash, were used by the Company to reduce outstanding borrowings under its existing senior credit facility from $250 million to approximately $75 million at quarter end.
SUBSEQUENT EVENTS
On October 19, 2010, the Company converted its $1.8 billion interest rate swap to a fixed rate of 4.09%. Under the previous swap, which expires in 2013, the Company received a fixed rate of 5.84% and paid a variable rate of LIBOR plus 2.64%, subject to a LIBOR floor of 1.25%. Under the terms of the new swap transaction, the Company will continue to receive a fixed rate of 5.84%, but will pay a fixed rate of 4.09%. The new transaction results in locked-in annual interest expense savings of approximately $32 million for the remaining term of the swap.
On October 29, 2010, the Company closed on a $105 million refinancing of the Marriott Gateway in Arlington, Virginia. The new loan, which has a 10-year term and fixed interest rate of 6.26%, replaces a $60.8 million loan set to mature in 2012 with an interest rate of LIBOR plus 4.0%. The excess proceeds were used to further reduce outstanding borrowings on the Company’s senior credit facility.
PORTFOLIO REVPAR
As of September 30, 2010, the Company had a portfolio of direct hotel investments consisting of 100 properties classified in continuing operations. During the third quarter, 94 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 100 hotels) and proforma not-under-renovation basis (94 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 100 hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	Proforma RevPAR increased 6.1% for hotels not under renovation on a 0.7% increase in ADR to $122.88 and a 372 basis point increase in occupancy
•	Proforma RevPAR increased 5.1% for all hotels on a 0.6% increase in ADR to $124.15 and a 313 basis point increase in occupancy
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 94 hotels as of September 30, 2010 that were not under renovation, Proforma Hotel EBITDA increased 13.3% to $50.5 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 192 basis points to 25.6%. For all 100 hotels included in continuing operations as of September 30, 2010, Proforma Hotel EBITDA increased 11.7% to $55.2 million and Hotel EBITDA margin increased 173 basis points to 25.4%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 100 hotels included in continuing operations are provided in the tables attached to this release.
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AHT Announces Third Quarter Results

November 3, 2010
Monty J. Bennett, Chief Executive Officer, commented, “We have sustained a sharp focus on improving our balance sheet and enhancing liquidity. The transactions completed during and subsequent to the quarter have reduced our leverage ratio, extended our maturities and locked-in significant interest expense savings. Our capital allocation strategies have also created tremendous shareholder value through the repurchase of over 73 million shares of common stock during a period when most of our peers were issuing equity, and the repurchase and subsequent reissuance of preferred stock at substantial premiums.
“Our asset management strategies have also delivered significant results as our strong flowthrough and operating discipline across the portfolio, continue to leverage improving RevPAR trends. While we are encouraged by the continued traction in lodging fundamentals, we will maintain a cautiously optimistic outlook until we see more clarity in job growth, business travel, and the general economic recovery.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, November 4, 2010, at 12 p.m. ET. The number to call for this interactive teleconference is (212) 231-2901. A replay of the conference call will be available through Thursday, November 11, 2010, by dialing (402) 977-9140 and entering the confirmation number, 21463991.
The Company will also provide an online simulcast and rebroadcast of its third quarter 2010 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com on Thursday, November 4, 2010, beginning at 12 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, second mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s web site at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future
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AHT Announces Third Quarter Results

November 3, 2010
financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	September 30,	December 31,
	2010	2009
	(Unaudited)
ASSETS
Investment in hotel properties, net	$3,253,095	$3,383,759
Cash and cash equivalents	72,120	165,168
Restricted cash	68,113	77,566
Accounts receivable, net	36,682	31,503
Inventories	2,816	2,975
Notes receivable	33,095	55,655
Investment in unconsolidated joint ventures	36,590	20,736
Deferred costs, net	19,832	20,960
Prepaid expenses	15,410	13,234
Interest rate derivatives	125,256	94,645
Other assets	3,492	3,471
Intangible assets, net	2,921	2,988
Due from third-party hotel managers	45,122	41,838

Total assets	$3,714,544	$3,914,498

LIABILITIES AND EQUITY
Liabilities
Indebtedness	$2,489,475	$2,772,396
Capital leases payable	49	83
Accounts payable and accrued expenses	98,940	91,387
Dividends payable	7,309	5,566
Unfavorable management contract liabilities	16,810	18,504
Due to related parties	1,929	1,009
Due to third-party hotel managers	2,059	1,563
Other liabilities	7,714	7,932

Total liabilities	2,624,285	2,898,440

Series B-1 Cumulative Convertible Redeemable Preferred stock, 7,447,865 issued and outstanding	75,000	75,000
Redeemable noncontrolling interests in operating partnership	118,720	85,167

Equity:
Shareholders’ equity of the Company —
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,487,900 shares issued and outstanding at September 30, 2010 and December 31, 2009	15	15
Series D Cumulative Preferred Stock, 8,966,797 shares issued and outstanding at September 30, 2010 and December 31, 2009	90	57
Common stock, $0.01 par value, 200,000,000 shares authorized, 123,026,246 shares issued, 51,121,677 shares and 57,596,878 shares outstanding at September 30, 2010 and December 31, 2009	1,230	1,227
Additional paid-in capital	1,513,224	1,436,009
Accumulated other comprehensive loss	(796)	(897)
Accumulated deficit	(405,802)	(412,011)
Treasury stock, at cost (71,904,569 shares and 65,151,981 shares at September 30, 2010 and December 31, 2009)	(228,422)	(186,424)

Total shareholders’ equity of the Company	879,539	837,976
Noncontrolling interests in consolidated joint ventures	17,000	17,915

Total equity	896,539	855,891

Total liabilities and equity	$3,714,544	$3,914,498

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
		(Unaudited)
REVENUE
Rooms	$168,351	$159,798	$502,626	$494,555
Food and beverage	34,483	33,488	117,518	118,106
Rental income from operating leases	1,185	1,236	3,727	3,830
Other	9,914	10,641	30,636	32,576

Total hotel revenue	213,933	205,163	654,507	649,067
Interest income from notes receivable	349	1,761	1,032	10,397
Asset management fees and other	100	173	312	552

Total Revenue	214,382	207,097	655,851	660,016

EXPENSES
Hotel operating expenses
Rooms	40,304	38,091	117,244	112,758
Food and beverage	26,602	26,220	84,265	85,153
Other direct	6,321	6,340	18,405	18,517
Indirect	63,568	62,347	190,902	192,016
Management fees	8,616	8,270	26,486	26,115

Total hotel operating expenses	145,411	141,268	437,302	434,559
Property taxes, insurance, and other	13,281	14,643	40,715	42,433
Depreciation and amortization	35,836	36,868	108,158	111,941
Impairment charges	694	19,816	(1,263)	149,272
Corporate general and administrative:
Stock/unit-based compensation	1,929	1,139	5,168	3,896
Other general and administrative	5,771	8,118	17,512	19,118

Total Operating Expenses	202,922	221,852	607,592	761,219

OPERATING INCOME (LOSS)	11,460	(14,755)	48,259	(101,203)
Equity in earnings of unconsolidated joint ventures	3	642	1,325	1,863
Interest income	114	56	226	253
Other income	15,874	13,228	47,045	35,140
Interest expense	(34,926)	(32,653)	(104,437)	(97,678)
Amortization of loan costs	(1,261)	(1,825)	(4,251)	(5,818)
Write-off of premiums, loan costs, premiums and exit fees, net	—	—	—	930
Unrealized gain (loss) on derivatives	382	5,525	30,824	(14,166)

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(8,354)	(29,782)	18,991	(180,679)
Income tax benefit (expense)	14	(138)	(395)	(397)

(LOSS) INCOME FROM CONTINUING OPERATIONS	(8,340)	(29,920)	18,596	(181,076)
Income (loss) from discontinued operations	56,005	(3,776)	41,796	(23,318)

NET INCOME (LOSS)	47,665	(33,696)	60,392	(204,394)
Loss from consolidated joint ventures attributable to noncontrolling interests	293	476	1,422	629
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(6,689)	4,424	(8,610)	25,567

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	41,269	(28,796)	53,204	(178,198)
Preferred dividends	(4,988)	(4,831)	(14,649)	(14,492)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$36,281	$(33,627)	$38,555	$(192,690)

INCOME PER SHARE – BASIC AND DILUTED:
(Loss) income from continuing operations attributable to common shareholders	$(0.24)	$(0.47)	$0.04	$(2.39)
Income (loss) from discontinued operations attributable to common shareholders	0.97	(0.05)	0.69	(0.28)

Net income (loss) attributable to common shareholders	$0.73	$(0.52)	$0.73	$(2.67)

Weighted average common shares outstanding – basic and diluted	49,714	65,266	51,251	72,167

Amounts attributable to common shareholders:
(Loss) income from continuing operations, net of tax	$(6,842)	$(25,519)	$16,959	$(157,722)
Income (loss) from discontinued operations, net of tax	48,111	(3,277)	36,245	(20,476)
Preferred dividends	(4,988)	(4,831)	(14,649)	(14,492)

Net income (loss) attributable to common shareholders	$36,281	$(33,627)	$38,555	$(192,690)

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
		(Unaudited)
Net income (loss)	$47,665	$(33,696)	$60,392	$(204,394)
Loss from consolidated joint ventures attributable to noncontrolling interests	293	476	1,422	629
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(6,689)	4,424	(8,610)	25,567

Net income (loss) attributable to the Company	41,269	(28,796)	53,204	(178,198)
Interest income	(105)	(54)	(216)	(245)
Interest expense and amortization of loan costs	36,873	36,064	111,415	108,226
Depreciation and amortization	35,200	38,140	106,841	116,566
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	6,689	(4,424)	8,610	(25,567)
Income tax expense	96	193	517	585

EBITDA	120,022	41,123	280,371	21,367
Amortization of unfavorable management contract liabilities	(565)	(565)	(1,694)	(1,694)
Gain on sale/disposition of properties	(55,931)	—	(55,931)	—
Write-off of loan costs, premiums and exit fees, net (1)	—	—	—	(930)
Income from interest rate derivatives (2)	(15,879)	(11,279)	(47,120)	(33,203)
Impairment charges	694	19,816	10,805	160,143
Unrealized (gain) loss on derivatives	(382)	(5,525)	(30,824)	14,166

Adjusted EBITDA	$47,959	$43,570	$155,607	$159,849

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
		(Unaudited)
Net income (loss)	$47,665	$(33,696)	$60,392	$(204,394)
Loss from consolidated joint ventures attributable to noncontrolling interests	293	476	1,422	629
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(6,689)	4,424	(8,610)	25,567
Preferred dividends	(4,988)	(4,831)	(14,649)	(14,492)

Net income (loss) attributable to common shareholders	36,281	(33,627)	38,555	(192,690)
Depreciation and amortization on real estate	35,138	38,071	106,643	116,350
Gain on sale/disposition of properties	(55,931)	—	(55,931)	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	6,689	(4,424)	8,610	(25,567)

FFO available to common shareholders	22,177	20	97,877	(101,907)
Dividends on convertible preferred stock	1,043	1,043	3,128	3,128
Write-off of loan costs, premiums and exit fees, net (1)	—	—	—	(930)
Impairment charges	694	19,816	10,805	160,143
Unrealized (gain) loss on derivatives	(382)	(5,525)	(30,824)	14,166

Adjusted FFO	$23,532	$15,354	$80,986	$74,600

Adjusted FFO per diluted share available to common shareholders	$0.33	$0.18	$1.09	$0.80

Weighted average diluted shares	72,221	86,747	73,967	93,424

(1)	The amounts include write-off of debt premiums of $1,341 for the refinancing of a mortgage loan for the nine months ended September 30, 2009.

(2)	Income from interest rate derivatives is excluded from the adjusted EBITDA calculations for all periods presented.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT SUMMARY
SEPTEMBER 30, 2010
(dollars in thousands)
(Unaudited)

				Fixed-Rate		Floating-Rate		Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt		Debt		Debt
Mortgage loan	5 hotels	December 2010	LIBOR + 1.72%	$—		$203,400	(1)	$203,400
Mortgage loan	1 hotel	January 2011	8.32%	5,775	(2)	—		5,775
Senior credit facility	Notes receivable	April 2011	LIBOR + 2.75% to 3.5%	—		75,000	(1) (3)	75,000
Mortgage loan	10 hotels	May 2011	LIBOR + 1.65%	—		167,202	(1)	167,202
Mortgage loan	1 hotel	March 2012	LIBOR + 4%	—		60,800	(4)	60,800
Mortgage loan	1 hotel	March 2013	Greater of 6.25% or LIBOR + 3.75%	—		47,500		47,500
Mortgage loan	2 hotel	August 2013	LIBOR + 2.75%	—		151,808		151,808
Mortgage loan	1 hotel	December 2014	Greater of 5.5% or LIBOR + 3.5%	—		19,740		19,740
Mortgage loan	8 hotels	December 2014	5.75%	109,445		—		109,445
Mortgage loan	1 hotel	January 2015	7.78%	3,909		—		3,909
Mortgage loan	10 hotels	July 2015	5.22%	160,014		—		160,014
Mortgage loan	8 hotels	December 2015	5.70%	100,576		—		100,576
Mortgage loan	5 hotels	December 2015	12.26%	147,276		—		147,276
Mortgage loan	5 hotels	February 2016	5.53%	115,321		—		115,321
Mortgage loan	5 hotels	February 2016	5.53%	95,637		—		95,637
Mortgage loan	5 hotels	February 2016	5.53%	82,842		—		82,842
Mortgage loan	1 hotel	April 2017	5.91%	35,000		—		35,000
Mortgage loan	2 hotels	April 2017	5.95%	128,251		—		128,251
Mortgage loan	3 hotels	April 2017	5.95%	260,980		—		260,980
Mortgage loan	5 hotels	April 2017	5.95%	115,600		—		115,600
Mortgage loan	5 hotels	April 2017	5.95%	103,906		—		103,906
Mortgage loan	5 hotels	April 2017	5.95%	158,105		—		158,105
Mortgage loan	7 hotels	April 2017	5.95%	126,466		—		126,466
TIF loan	1 hotel	June 2018	12.85%	8,098		—		8,098
Mortgage loan	1 hotel	April 2034	Greater of 6% or Prime + 1%	—		6,824		6,824

Total debt				$1,757,201		$732,274		$2,489,475

Percentage				70.6%		29.4%		100.0%

Weighted average interest rate at September 30, 2010				6.37%		2.90%		5.35%

Total debt with the effect of interest rate derivatives				$—		$2,489,475		$2,489,475

Percentage with the effect of interest rate derivatives				0.0%		100.0%		100.0%

Weighted average interest rate with the effect of interest rate derivatives				0.00	% (5)	2.90	% (5)	2.90	%(5)

(1)	Each of these loans has a one-year extension option as of September 30, 2010.

(2)	We are currently working with the loan servicer for an extension or a restructure of the loan.

(3)	Based on the debt-to-assets ratio defined in the loan agreement, interest rate on this debt was at LIBOR plus 3% as of September 30, 2010.

(4)	This loan has two one-year extension options remaining as of September 30, 2010.

(5)	These rates are calculated assuming the LIBOR rate stays at the September 30, 2010 level and with the effect of our interest rate derivatives.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT BY MATURITY ASSUMING EXTENSION OPTIONS NOT SUBJECT TO COVERAGE/LTV TESTS ARE EXERCISED
SEPTEMBER 30, 2010
(in thousands)
(Unaudited)

	2010	2011		2012	2013	2014	Thereafter	Total
Mortgage loan secured by 10 hotel properties, Wachovia Floater	$—	$—		$167,202	$—	$—	$—	$167,202
Mortgage loan secured by five hotel properties	—	203,400		—	—	—	—	203,400
Mortgage loan secured by Manchester Courtyard	—	5,775	(1)	—	—	—	—	5,775
Secured credit facility	—	75,000	(2)	—	—	—	—	75,000
Mortgage loan secured by JW Marriott San Francisco	—	—		—	47,500	—	—	47,500
Mortgage loan secured by two hotel properties	—	—		—	151,808	—	—	151,808
Mortgage loan secured by Arlington Marriott	—	—		—	—	60,800	—	60,800
Mortgage loan secured by El Conquistador Hilton	—	—		—	—	19,740	—	19,740
Mortgage loan secured by eight hotel properties, UBS Pool 1	—	—		—	—	109,445	—	109,445
Mortgage loan secured by 10 hotel properties, Merrill Lynch Pool 1	—	—		—	—	—	160,014	160,014
Mortgage loan secured by eight hotel properties, UBS Pool 2	—	—		—	—	—	100,576	100,576
Mortgage loan secured by five hotel properties	—	—		—	—	—	147,276	147,276
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 2	—	—		—	—	—	115,321	115,321
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 3						—	95,637	95,637
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 7						—	82,842	82,842
Mortgage loan secured by Philadelphia Courtyard, Wachovia Stand-Alone	—	—		—	—	—	35,000	35,000
Mortgage loan secured by two hotel properties, Wachovia Fixed Rate Pool 3	—	—		—	—	—	128,251	128,251
Mortgage loan secured by three hotel properties, Wachovia Fixed Rate Pool 7	—	—		—	—	—	260,980	260,980
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 1	—	—		—	—	—	115,600	115,600
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 5	—	—		—	—	—	103,906	103,906
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 6	—	—		—	—	—	158,105	158,105
Mortgage loan secured by seven hotel properties, Wachovia Fixed Rate Pool 2	—	—		—	—	—	126,466	126,466
TIF loan secured by Philadelphia Courtyard	—	—		—	—	—	8,098	8,098
Mortgage loan secured by Houston Hampton Inn	—	—		—	—	—	3,909	3,909
Mortgage loan secured by Jacksonville Residence Inn	—	—		—	—	—	6,824	6,824

	$—	$284,175		$167,202	$199,308	$189,985	$1,648,805	$2,489,475

NOTE:	These maturities assume no event of default would occur.

(1)	We are currently working with the loan servicer for an extension or a restructure of the loan.

(2)	Extensions available but certain coverage tests have to be met.

5 of 13

ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2010	2009	% Variance	2010	2009	% Variance
ALL HOTELS INCLUDED IN
CONTINUING OPERATIONS:
Room revenues (in thousands)	$172,305	$163,851	5.16%	$515,174	$507,618	1.49%
RevPAR	$89.66	$85.27	5.15%	$89.92	$88.60	1.49%
Occupancy	72.22%	69.09%	3.13%	71.23%	67.33%	3.90%
ADR	$124.15	$123.41	0.60%	$126.24	$131.60	-4.07%

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2010	2009	% Variance	2010	2009	% Variance
ALL HOTELS NOT UNDER RENOVATION
INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$157,009	$147,954	6.12%	$467,753	$455,814	2.62%
RevPAR	$89.06	$83.93	6.11%	$88.95	$86.68	2.62%
Occupancy	72.47%	68.75%	3.72%	71.42%	66.77%	4.65%
ADR	$122.88	$122.07	0.66%	$124.55	$129.82	-4.06%

NOTES:

(1)	The above pro forma table assumes the 94 hotel properties owned and included in continuing operations at September 30, 2010, but not under renovation for the three and nine months ended September 30, 2010, were owned as of the beginning of the periods presented.

(2)	Excluded Hotels Under Renovation: Hilton Nassau Bay, Capital Hilton, Sheraton Indianapolis, Courtyard Edison, Embassy Suites Philadelphia Airport, and Embassy Suites Austin Arboretum

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

6 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2010	2009	% Variance	2010	2009	% Variance
REVENUE
Rooms	$172,305	$163,851	5.2%	$515,174	$507,618	1.5%
Food and beverage	35,008	34,285	2.1%	119,583	120,406	-0.7%
Other	9,854	10,515	-6.3%	30,334	32,147	-5.6%

Total hotel revenue	217,167	208,651	4.1%	665,091	660,171	0.7%

EXPENSES
Rooms	41,316	39,039	5.8%	120,225	115,719	3.9%
Food and beverage	27,034	26,753	1.1%	85,708	86,738	-1.2%
Other direct	6,351	6,396	-0.7%	18,476	18,692	-1.2%
Indirect	64,990	63,404	2.5%	192,234	193,895	-0.9%
Management fees, includes base and incentive fees	8,793	8,789	0.0%	29,748	29,137	2.1%

Total hotel operating expenses	148,484	144,381	2.8%	446,391	444,181	0.5%
Property taxes, insurance, and other	13,501	14,870	-9.2%	41,296	43,091	-4.2%

HOTEL OPERATING PROFIT (Hotel EBITDA)	55,182	49,400	11.7%	177,404	172,899	2.6%
Hotel EBITDA Margin	25.41%	23.68%	1.73%	26.67%	26.19%	0.48%

Minority interest in earnings of consolidated joint ventures	1,177	1,139	3.3%	4,308	4,548	-5.3%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$54,005	$48,261	11.9%	$173,096	$168,351	2.8%

NOTE:	The above pro forma table assumes the 100 hotel properties owned and included in continuing operations at December 31, 2009 were owned as of the The above pro forma table assumes the 100 hotel properties owned and included in continuing operations at September 30, 2010 were owned as of the beginning of the periods presented.
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2010	2009	% Variance	2010	2009	% Variance
REVENUE
Rooms	$157,009	$147,954	6.1%	$467,753	$455,814	2.6%
Food and beverage	30,795	30,306	1.6%	104,697	105,262	-0.5%
Other	9,038	9,488	-4.7%	27,643	29,173	-5.2%

Total hotel revenue	196,842	187,748	4.8%	600,093	590,249	1.7%

EXPENSES
Rooms	37,442	35,187	6.4%	108,706	103,992	4.5%
Food and beverage	23,707	23,505	0.9%	75,194	75,841	-0.9%
Other direct	5,929	5,945	-0.3%	17,223	17,231	0.0%
Indirect	58,986	57,117	3.3%	174,363	174,653	-0.2%
Management fees, includes base and incentive fees	8,165	8,098	0.8%	27,741	26,848	3.3%

Total hotel operating expenses	134,229	129,852	3.4%	403,227	398,565	1.2%
Property taxes, insurance, and other	12,134	13,361	-9.2%	37,115	38,228	-2.9%

HOTEL OPERATING PROFIT (Hotel EBITDA)	50,479	44,535	13.3%	159,751	153,456	4.1%
Hotel EBITDA Margin	25.64%	23.72%	1.92%	26.62%	26.00%	0.62%

Minority interest in earnings of consolidated joint ventures	1,177	1,139	3.3%	4,308	4,548	-5.3%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$49,302	$43,396	13.6%	$155,443	$148,908	4.4%

NOTES:

(1)	The above pro forma table assumes the 94 hotel properties owned and included in continuing operations at September 30, 2010, but not under renovation during the three and nine months ended September 30, 2010 were owned as of the beginning of the periods presented.

(2)	Excluded Hotels Under Renovation: Hilton Nassau Bay, Capital Hilton, Sheraton Indianapolis, Courtyard Edison, Embassy Suites Philadelphia Airport, and Embassy Suites Austin Arboretum

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

7 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
(Unaudited)

			Three Months Ended			Nine Months Ended
	Number of	Number of	September 30,			September 30,
Region	Hotels	Rooms	2010	2009	% Change	2010	2009	% Change
Pacific (1)	21	5,205	$112.25	$103.78	8.2%	$99.44	$93.50	6.4%
Mountain (2)	8	1,704	71.41	67.81	5.3%	79.02	77.78	1.6%
West North Central (3)	3	690	83.36	81.31	2.5%	76.45	72.16	5.9%
West South Central (4)	10	2,086	78.12	79.65	-1.9%	84.55	86.09	-1.8%
East North Central (5)	7	1,103	71.63	69.32	3.3%	67.61	65.68	2.9%
East South Central (6)	2	236	96.21	74.87	28.5%	88.62	78.67	12.6%
Middle Atlantic (7)	9	2,481	89.90	85.59	5.0%	87.55	84.60	3.5%
South Atlantic (8)	38	7,728	84.62	81.37	4.0%	92.90	95.25	-2.5%
New England (9)	2	159	84.94	73.26	15.9%	78.11	68.41	14.2%

Total Portfolio	100	21,392	$89.66	$85.27	5.1%	$89.92	$88.60	1.5%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Connecticut

NOTES:

(1)	The above pro forma table assumes the 100 hotel properties owned and included in continuing operations at September 30, 2010 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

8 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
(Unaudited)

			Three Months Ended			Nine Months Ended
	Number of	Number of	September 30,			September 30,
Brand	Hotels	Rooms	2010	2009	% Change	2010	2009	% Change
Hilton	33	7,289	$95.19	$90.22	5.5%	$95.36	$94.28	1.1%
Hyatt	1	242	78.71	70.50	11.6%	112.71	106.31	6.0%
InterContinental	2	420	129.04	127.82	1.0%	135.90	129.71	4.8%
Independent	2	317	78.35	72.92	7.4%	81.26	72.12	12.7%
Marriott	57	11,714	85.23	80.98	5.2%	86.52	85.85	0.8%
Starwood	5	1,410	87.33	84.90	2.9%	71.77	68.19	5.3%

Total Portfolio	100	21,392	$89.66	$85.27	5.1%	$89.92	$88.60	1.5%

NOTES:

(1)	The above pro forma table assumes the 100 hotel properties owned and included in continuing operations at September 30, 2010 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

9 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
(dollars in thousands)
(Unaudited)

			Three Months Ended					Nine Months Ended
	Number of	Number of	September 30,					September 30,
Region	Hotels	Rooms	2010	% Total	2009	% Total	% Change	2010	% Total	2009	% Total	% Change

Pacific (1)	21	5,205	$19,602	35.5%	$16,721	33.8%	17.2%	$48,025	27.1%	$43,160	25.0%	11.3%
Mountain (2)	8	1,704	2,413	4.4%	1,490	3.0%	61.9%	10,420	5.9%	10,621	6.1%	-1.9%
West North Central (3)	3	690	2,360	4.3%	2,209	4.5%	6.8%	5,809	3.3%	5,091	2.9%	14.1%
West South Central (4)	10	2,086	4,763	8.6%	4,771	9.7%	-0.2%	17,658	9.9%	18,039	10.4%	-2.1%
East North Central (5)	7	1,103	2,875	5.2%	2,685	5.4%	7.1%	7,084	4.0%	6,316	3.7%	12.2%
East South Central (6)	2	236	916	1.7%	626	1.3%	46.3%	2,450	1.4%	2,050	1.2%	19.5%
Middle Atlantic (7)	9	2,481	5,545	10.0%	5,282	10.7%	5.0%	16,786	9.5%	15,436	8.9%	8.7%
South Atlantic (8)	38	7,728	16,220	29.4%	15,235	30.8%	6.5%	68,002	38.3%	71,387	41.3%	-4.7%
New England (9)	2	159	488	0.9%	381	0.8%	28.1%	1,170	0.6%	799	0.5%	46.4%

Total Portfolio	100	21,392	$55,182	100.0%	$49,400	100.0%	11.7%	$177,404	100.0%	$172,899	100.0%	2.6%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Connecticut
NOTES:
(1)	The above pro forma table assumes the 100 hotel properties owned and included in continuing operations at September 30, 2010 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

10 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
94 HOTELS INCLUDED IN CONTINUING OPERATIONS AT SEPTEMBER 30, 2010 AS IF SUCH HOTELS WERE OWNED AS OF THE BEGINNING OF THE PERIODS PRESENTED:

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

Third Quarter 2010	25.64%
Third Quarter 2009	23.72%

Variance	1.92%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-0.28%
Food & Beverage and Other Departmental	0.63%
Administrative & General	0.16%
Sales & Marketing	-0.24%
Hospitality	0.00%
Repair & Maintenance	0.08%
Energy	0.28%
Franchise Fee	-0.07%
Management Fee	0.00%
Incentive Management Fee	0.16%
Insurance	0.15%
Property Taxes	0.85%
Other Taxes	-0.05%
Leases/Other	0.25%

Total	1.92%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

11 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
ALL 100 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF SEPTEMBER 30, 2010:

	2010	2010	2010	2009
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Total Hotel Revenue	$217,167	$234,507	$213,417	$231,396	$896,487
Hotel EBITDA	$55,182	$66,851	$55,371	$55,021	$232,425
Hotel EBITDA Margin	25.4%	28.5%	25.9%	23.8%	25.9%

EBITDA % of Total TTM	23.7%	28.8%	23.8%	23.7%	100.0%

JV Interests in EBITDA	$1,177	$1,974	$1,157	$1,483	$5,791
NOTES:
(1)	The above pro forma table assumes the 100 hotel properties owned and included in continuing operations at September 30, 2010 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

12 of 13

ASHFORD HOSPITALITY TRUST, INC.
Anticipated Capital Expenditures Calendar
100 Core Hotels (a)

		2010				2011
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Hilton Nassau Bay — Clear Lake	243	x		x			x	x
Hilton La Jolla Torrey Pines	296	x
Embassy Suites Portland — Downtown	276	x							x
Marriott Bridgewater	347	x							x
Capital Hilton	408	x	x	x	x
Sheraton City Center — Indianapolis	371		x	x
Embassy Suites Austin Arboretum	150			x
Embassy Suites Philadelphia Airport	263			x	x
Embassy Suites Las Vegas Airport	220				x
Sheraton Anchorage	370				x
Courtyard Edison	146			x	x	x
Hilton Costa Mesa	486				x	x			x
Sheraton Minneapolis West	222				x	x
Crowne Plaza Beverly Hills	260				x	x
Embassy Suites Crystal City — Reagan Airport	267				x	x
Hilton Minneapolis Airport	300				x	x
Marriott Seattle Waterfront	358				x	x
Fairfield Inn and Suites Kennesaw	87				x	x
Renaissance Tampa	293				x	x
Courtyard Crystal City Reagan Airport	272				x	x
Courtyard Philadelphia Downtown	498				x	x
Courtyard Louisville Airport	150				x	x	x	x
Marriott Legacy Center	404				x	x			x
Embassy Suites Walnut Creek	249						x	x
Hilton Fort Worth	294						x	x
Marriott Suites Dallas Market Center	266						x	x
Residence Inn Jacksonville	120						x	x
Residence Inn Las Vegas	256						x	x
Residence Inn Newark	168						x	x
Residence Inn Phoenix Airport	200						x	x
SpringHill Suites Richmond	136						x	x
Crowne Plaza La Concha — Key West	160						x	x
Courtyard Legacy Park	153								x
Courtyard Oakland Airport	156								x
Courtyard Old Town Scottsdale	180								x
Courtyard Newark	181								x
Courtyard Basking Ridge	235								x
Courtyard Foothill Ranch Irvine	156								x
Courtyard Hartford — Manchester	90								x
Courtyard Seattle Downtown	250								x
SpringHill Suites Mall of Georgia	96								x
SpringHill Suites Philadelphia	199								x
SpringHill Suites Manhattan Beach	164								x
Embassy Suites Dallas Galleria	150								x
Embassy Suites Houston	150								x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2010 and 2011 are included in this table.

13 of 13